                                        EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Registration Statement on Form S-8 of LaPorte Bancorp, Inc. of our report dated March 17, 2014 relating to the consolidated financial statements appearing in the Annual Report on Form 10-K of LaPorte Bancorp, Inc. for the year ended December 31, 2013.

                                                                                                                                   /s/ Crowe Horwath LLP
                                                                                                                                   Crowe Horwath LLP

South Bend, Indiana
September 23, 2014